CUMMINS ENGINE COMPANY, INC.
                       ___________________________
                             EXHIBIT 10(j)
                             _____________
                         PERFORMANCE SHARE PLAN
                         ______________________

                    Effective as of December 8, 1987
                     Amended as of January 12, 1989


1.   Purpose and Effective Date.
     ___________________________

     The Performance Share Plan (the "Plan") of the Cummins Engine Company, Inc., and its subsidiaries is a long-term incentive compensation plan designed to enhance and reinforce the Company's goals of profitable growth by providing key employees with additional incentive and reward opportunity based on attainment of such profitability in a manner analogous to that of owners of a closely-held corporation. A further purpose of the Plan is to aid in retaining a management group capable of assuring the Company's success during the next several years. To achieve these purposes, the Plan provides for awards of rights to common stock of the Company that may be earned over a future period.
     The Plan is effective as of December 8, 1987, and no Share Rights can be awarded under the Plan after December 31, 1993.

2.   Definitions.
     ____________

     (a) "Change in Control" means the occurrence of any of the following: (i) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted in whole or in part into cash, other securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (as such term is used in Section 13 (d) (3) and 14 (d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company or a subsidiary thereof or any employee benefit plan sponsored by the Company or a subsidiary thereof or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, shall become the beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors ("Voting Shares"), as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who, at the beginning of such period constituted the Board of Directors of the Company, shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period, or (v) any other event shall occur that would be required to be reported in response to Item
         6(e) (or any successor provision) of    Schedule 14A of
         Regulation 14A promulgated under the Exchange Act.

     (b) "Committee" means the Compensation Committee of the Board of Directors of the Company referred to in paragraph 10 of the Plan.

     (c) "Common Stock" means the common shares of the Company.

     (d) "Company" means Cummins Engine Company, Inc., and any successor corporation, whether by merger, consolidation, purchase or otherwise.

     (e) "Deferred Shares" means shares of Common Stock for which distribution from the Plan is deferred beyond the calendar year next following the Performance Year in which they are earned, the credits for which remain subject to forfeiture pursuant to paragraph 11 until distributed. All other shares earned under the Plan are "Current Shares".

     (f) "Participant" means an individual to whom an award of Share Rights has been made.

     (g) "Payment Schedule" means the schedule of Payment Years established by the Committee in accordance with paragraph 6.

     (h) "Payment Year" means a calendar year during which shares of Common Stock earned under the Plan are distributed pursuant to paragraphs 5 and 6.

     (i) "Performance Year" means each calendar year established by the Committee for measuring the Company's financial performance for purposes of the Plan.

     (j) "Share Rights" means the rights awarded to earn shares of Common Stock pursuant to the terms of the Plan.

3.   Stock Subject to the Plan.
     _________________________

     An aggregate of 500,000 shares of Common Stock are reserved for issuance upon the payment of Current and Deferred Shares earned from Share Rights awarded under the Plan. Such shares may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Company's treasury. If any Share Rights or credited Deferred Shares are forfeited for any reason under the Plan, the forfeited shares will return to the pool of shares and again be available for all purposes of the Plan.

4.   Eligibility.
     ____________

     Share Rights may be awarded only to key employees (which term shall be deemed to include officers) of the Company and of its subsidiary corporations as defined in Section 425 of the Internal Revenue Code of 1986. Any such employee may be awarded one or more Share Rights and at one or more times, all as the Committee shall determine, and such determination may be different as to different Participants. Notwithstanding the foregoing, a Director of the Company or of a subsidiary, who is not also an employee of the Company or of a subsidiary, will not be eligible to receive any Share Rights.

5.   Payment of Share Rights.
     ________________________

     The Committee shall establish performance measures prior to the commencement of each Performance Year. Such performance measure shall be based upon the Company's return on shareholder equity or such other factors as the Committee shall determine and shall be defined in such manner as the Committee shall deem appropriate. If, during any Performance Year, the Committee should conclude that accounting rules or business conditions or operations have changed in a manner which the Committee did not foresee in establishing the performance measures for such Performance Year, the Committee may revise the Payment Schedule and the performance measure for such Performance Year in such manner as the Committee, in its sole judgment, may deem appropriate.

     Following the completion of each Performance Year, the percentage of the Share Rights which have been earned shall be determined for such Performance Year, and the shares of Common Stock so earned (based on one share for each Share Right) shall be distributed as Current Shares or credited by the Company as Deferred Shares on behalf of the Participants pending their distribution pursuant to paragraph 6. Current Shares shall be distributed during the Payment Year immediately following the Performance Year in which they are earned, unless the Committee shall, in its sole judgment, determine otherwise. The Committee shall determine, at the time it awards any Share Rights, whether they shall result in the Participant being entitled to receive Current Shares or Deferred Shares, and such determination may be different as to different Participants.

6.   Distribution of Deferred Shares.
     _______________________________

     Deferred Shares earned under the Plan shall be distributed to Participants once during each Payment Year. The number and timing of Payment Years and the number of shares distributed during any Payment Year shall be based on a Payment Schedule established by the Committee. The Payment Schedule may be different with respect to different Share Rights awarded. In any case, the Committee shall have the authority, if it deems appropriate, to defer or delay any distribution of Deferred Shares.

     Prior to their distribution, Deferred Shares earned by a Participant shall be credited by the Committee to the Participant's account in the Plan's records (on the basis of one credit for each Deferred Share earned), provided, however, that a certificate for such Deferred Shares will not be issued or registered in the name of such Participant until their Payment Year or earlier distribution under the Plan, and the credits shall not constitute or be treated as property of any kind.

     A Participant with Deferred Share credits shall be entitled to receive dividend equivalents from the Company for each credit equal in value to the cash dividends, if any, paid per share on issues and outstanding shares of Common Stock, as of the dividend record dates occurring during the period between the date credited and date of distribution. Unless otherwise determined by the Committee, such amounts will be accrued and paid in cash on or about December 15 of each year.

     Distribution of Current Shares and crediting of Deferred Shares will occur as soon as practicable following certification by the Company's outside auditors of the financial statements of the Company for the Performance Year for which the distribution or crediting is based.

7.   Adjustment Upon Changes in Capitalization.
     __________________________________________

     In the event of any change in the Company's outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, spin-offs, or consolidations, combinations or exchanges of shares, split-ups, spin-offs, or other changes in capitalization, or any distributions to common shareholders other than cash dividends, the Committee shall make such adjustments as it deems appropriate and equitable in the number of Share Rights, credited Deferred Shares and performance measures, and the maximum number of shares of Common Stock that may be issued under the Plan, provided that the same adjustments shall be made with respect to all Participants similarly situated. The Committee's determination as to any such adjustments shall be final and conclusive. Any new or additional or different shares, other securities or credits resulting from any adjustment of such shares shall be subject to the same terms, conditions and restrictions as the Share Rights and credited Deferred Shares prior to such adjustment.

8.   Term-Certain Conversion and Distribution.
     _________________________________________

     In the event that any Share Rights granted to a Participant are not earned upon completion of all applicable Performance Years, such Rights shall be automatically converted, without limitation, to shares of Common Stock on December 31, 2006 on the basis of one share of Common Stock for each Share Right. Automatic conversion shall occur even if the Participant is not an employee of the Company or a subsidiary on such date due to retirement, death, disability or termination without cause. Distribution of such share of Common Stock to each such Participant shall be made as soon as practicable after January 1, 2007.

9.   Change in Control Conversion and Distribution.
     ______________________________________________

     In the event of a Change in Control of the Company, the provisions of paragraph 5, 6, 8 and 11 shall not apply. All Share Rights previously awarded each Participant which have not been earned, and all Deferred Shares earned during any Performance Year but not yet distributed according to the Payment Schedule, shall be, in the case of such Share Rights, deemed to have been earned in full on the date of such Change in Control, and the value of all shares so earned and the value of all Deferred Shares (including undistributed dividend equivalents, if any) credited to Participant Accounts on or before such date shall be distributed in cash to the Participants. The cash value of each Share Right and Deferred Share so distributed shall be equal to the greater of (i) the highest reported closing price of a share of Common Stock on the NYSE Composite Tape at any time during the period beginning on the 60th day prior to the date of the Change in Control and ending on the date of such Change in Control or (ii) the highest gross price (before brokerage commissions and soliciting dealers' fees) paid or to be paid for a share of Common Stock in any transaction associated or series of transactions associated with the Change in Control (whether by way of exchange, conversion, distribution upon liquidation or otherwise). For purposes of (ii) above, if the consideration paid consists, in whole or part, of consideration other than cash, the Committee shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration.

10.  Administration.
     _______________

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, consisting of at least three members, each of whom shall be (and within the twelve-month period preceding his or her appointment as a member of the Committee shall have been) ineligible to participate in the Plan or in any similar plan of the Company or its affiliates. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of its members. Any determination reduced to writing and signed by all the members (or by any lesser number of members to the extent permitted by law) shall be fully as effective as if it had been made by vote at a meeting duly called and held.

     Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the number of Share Rights awarded, the performance measures for each Performance Year, and any other conditions under which Current or Deferred Shares will be earned and distributed. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan, except the power to determine whether shares reserved for issuance upon distribution of Common Stock under the Plan shall be unissued or issued shares, to appoint members of the Committee and to terminate, modify or amend the Plan, which powers shall be exercised only by the Board. The determinations of the Committee on the matters referred to in this paragraph shall be conclusive.

11.  Termination of Employment.
     __________________________

     If a Participant voluntarily resigns or is terminated for cause at any time prior to December 31, 2006, Share Rights awarded and not previously credited to his account as Deferred Shares or earned as Current Shares and all credited Deferred Shares not previously distributed shall be forfeited, except that the Committee may, in its discretion, waive the forfeiture of credited Deferred Shares. Current Shares previously earned but not distributed shall not be forfeited.

     If a Participant retires, dies, becomes disabled or is terminated by the Company for any reason without cause, Share Rights awarded will continue to be subject to the terms of the Plan, and when earned, shall be distributed as Current or credited as Deferred Shares, provided, however, that the Committee shall have the authority, in the case of death, retirement or termination without cause, to cause all of such Participant's remaining Share Rights to be deemed to have been earned and to immediately distribute the shares of Common Stock so earned (whether or not originally established as Current or Deferred Shares).

12.  Amendment and Termination.
     _________________________

     The Board of Directors may at any time amend, modify, alter, or terminate the Plan, except that the Board of Directors may not amend the Plan to increase the number of shares of Common Stock reserved for the Plan, to increase the benefits accruing under the Plan or to modify the class of employees eligible to receive awards without approval of the shareholders of the Company.

13.  Miscellaneous Provisions.
     _________________________

     (a) Nothing in the Plan or any booklet or other document describing or referring to the Plan shall be deemed to confer on any Participant the right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any Participant with or without cause.

     (b) Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred shares distributable to any Participant.

     (c) The Plan and all actions taken hereunder shall be governed by the laws of the State of Indiana.

     (d) The Company may made such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any government authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Share Rights or distributions of Common Stock earned therefrom, including, but not limited to, the withholding of payment of all or any portion of such Common Stock distribution until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such Common Stock distribution in an amount sufficient to reimburse itself for the amount it is required to withhold, or selling any Deferred Shares held in escrow that are not yet eligible for distribution under the terms of the Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.